UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2014

UNITED STATES COMMODITY INDEX FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530

Oakland, California 94612

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 522-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2014, United States Commodity Funds, the sponsor of United States Commodity Index Funds Trust (the “Registrant”) entered into an agreement with Wells Fargo Securities, LLC (“WFS”) on behalf of the Registrant whereby effective July 7, 2014, WFS will serve as the Futures Commodities Merchant (“FCM”) on behalf of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Form of Futures and Cleared Swaps Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST

	By:	United States Commodity Funds LLC, its sponsor

Date: July 7, 2014	By:	/s/ Howard Mah
	Name:	Howard Mah
	Title:	Chief Financial Officer